Exhibit 99.1

FOR IMMEDIATE RELEASE

Safety Shot, Inc. Terminates At-the-Market Equity Offering, Reaffirms Strong Financial Position and Growth Trajectory

SCOTTSDALE, Ariz., February 3, 2025 – Safety Shot, Inc. (Nasdaq: SHOT) (“Safety Shot” or the “Company”), a leading wellness and dietary supplement company, today announced the termination of its at-the-market (ATM) equity offering program. This strategic decision reflects the Company’s strong financial position, positive outlook, and commitment to maximizing shareholder value.

“We are pleased to announce the termination of our ATM program,” said Jarrett Boon, CEO of Safety Shot. “This decision underscores our confidence in the Company’s financial strength and growth prospects. We believe that terminating the ATM is in the best interests of our shareholders as it eliminates the potential for further dilution and demonstrates our commitment to preserving and enhancing shareholder value.”

Positive Financial Performance and Outlook

Safety Shot has made significant strides in 2024, securing major distribution agreements with leading retailers, including:

●	7-Eleven: Placement of Safety Shot in 300 stores across the Chicago metropolitan area.

●	Casey’s General Stores: Distribution of Yerbae, soon to be acquired by Safety Shot, in over 300 Casey’s locations across the Midwest.

●	King Soopers: Distribution of Yerbae in King Soopers locations throughout Colorado.

●	Two Major Grocers - Distribution of Sure Shot in two major grocers with over 2,400 stores across 35 states for one and with an additional 300 stores around the Midwest.

These strategic partnerships, along with the pending acquisition of Yerbaé Brands Corp., have positioned Safety Shot for continued growth and market penetration in 2025 and beyond. The Company remains focused on executing its strategic plan and achieving its financial goals, including expanding its retail footprint, driving sales growth, and increasing brand awareness.

ATM Offering Update

Prior to its termination, Safety Shot sold 397,064 shares through the ATM offering, raising a total of $481,256.20. These funds provide the Company with additional capital to support its growth initiatives and strengthen its financial position.

Strategic Acquisition of Yerbaé Brands Corp.

The acquisition of Yerbaé Brands Corp., a plant-based functional beverage company, is expected to further enhance Safety Shot’s product portfolio and expand its reach into the growing market for healthy and innovative beverage options. This strategic move aligns with the Company’s mission to provide consumers with a comprehensive range of wellness solutions.

Commitment to Shareholder Value

By terminating the ATM program, Safety Shot eliminates the potential for further equity dilution, which can negatively impact shareholder value. The Company believes this decision will be viewed positively by investors and contribute to a stronger, more stable share price.

“We are committed to creating value for our shareholders,” added Boon. “We believe that Safety Shot has a bright future, and we are excited to continue executing our growth strategy and delivering strong results.”

About Safety Shot, Inc.

Safety Shot, Inc., a wellness and dietary supplement company, has developed Sure Shot, the first patented wellness product on Earth that lowers blood alcohol content by supporting its metabolism, while boosting clarity, energy, and overall mood. Sure Shot is available for purchase online at www.sureshot.com, www.walmart.com and Amazon. The Company is introducing business-to-business sales of Sure Shot to distributors, retailers, restaurants, and bars throughout 2025.

Investor Relations

Phone: 561-244-7100

Email: investors@drinksafetyshot.com

Yerbaé Brands Corp.

Founded in 2017 by Todd Gibson and Karrie Gibson, Yerbaé Brands Corp., (TSX-V: YERB.U; OTCQX: YERBF) is disrupting the functional beverage marketplace with great tasting, zero sugar, zero calorie beverages, while using plant-based ingredients that are designed to meet the needs of the wellness forward consumer. Harnessing the power of nature, Yerbaé’s key ingredient (yerba mate, a South American herb) is known to produce 196 different vitamins, minerals and nutrients as well as caffeine.

By combining yerba mate with its premium ingredients and flavors, Yerbaé provides consumers with a no compromise functional beverage solution. All Yerbaé beverages are zero calorie, zero sugar, non-GMO, and gluten free.

Find us @DrinkYerbaé on Instagram, Facebook, Twitter and TikTok, or online at https://yerbae.com.

Contact Information:

For investors, investors@yerbae.com or 480.471.8391

To reach CEO Todd Gibson, todd@yerbae.com or 480.471.8391

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between SHOT and Yerbaé. All statements other than statements of historical facts contained in this press release, including statements regarding Pubco’s, SHOT’s or Yerbaé’s future results of operations and financial position, Pubco’s, SHOT’s and Yerbaé’s business strategy, prospective costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated operations of Pubco, SHOT and Yerbaé, and the expected value of the combined company after the transactions, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed business combination: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SHOT’s securities; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the inability to complete the transactions contemplated by the definitive agreement, including due to failure to obtain approval of the shareholders of SHOT or other conditions to closing in the definitive agreement; the inability to obtain or maintain the listing of SHOT ordinary shares on Nasdaq following the business combination; the risk that the transactions contemplated by the business combination disrupt current plans and operations  of SHOT as a result of the announcement and consummation of these transactions; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that Yerbaé or SHOT may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties to be identified in the Registration Statement and accompanying proxy statement/prospectus (when available) relating to the transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by SHOT. Moreover, Yerbaé and SHOT operate in very competitive and rapidly changing environments. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Yerbaé’s and SHOT’s control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. None of Yerbaé or SHOT gives any assurance that either Yerbaé or SHOT will achieve its expectations. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, Yerbaé and SHOT assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.